UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On March 15, 2021, Olin Corporation (“Olin”) approved a plan to permanently cease operations of approximately 50% of its diaphragm-grade chlor alkali capacity (approximately 200,000 tons) at its McIntosh, Alabama facility. The closure is expected to be completed by March 31, 2021.

As a result of this action, Olin expects to incur approximately $10 million of pretax restructuring costs, approximately $5 million of which is expected to be incurred in the first quarter of 2021. Olin currently estimates these restructuring costs will consist of $7 million in contract termination costs and $3 million in facility exit costs to be paid in cash through 2031.

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Olin’s press release dated March 16, 2021 announcing its decision to permanently cease operations of approximately 50% of its diaphragm-grade chlor alkali capacity at its McIntosh, Alabama facility by March 31, 2021.

Safe Harbor Statement

This report contains forward-looking statements, including those regarding the effect of the cessation of operations of approximately 50% of the diaphragm-grade chlor alkali capacity at the McIntosh, Alabama facility, and the expected restructuring charges. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to, our ability to shut down the operations discussed in this filing in a timely and effective manner and other risks described in our SEC filings.

Olin undertakes no obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing Olin’s facility closure, dated March 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Olin has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Nicholas W. Hendon
	Name:	Nicholas W. Hendon
	Title:	Assistant Secretary

Date: March 16, 2021